UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 7, 2015

EP ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-36253	46-3472728
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
1001 Louisiana Street
Houston, Texas 77002
(Address of principal executive offices) (Zip Code)
(713) 997-1200
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.
The 2015 Annual Meeting of Stockholders of EP Energy Corporation (the “Company”) was held on May 7, 2015. A total of 238,559,381 shares of the Company’s Class A common stock entitled to vote were present or represented by proxy at the meeting constituting a quorum for the transaction of business. At the meeting, the following proposals were presented for a stockholders’ vote: (i) the election of four Class I directors; (ii) an advisory vote on the compensation of the Company’s named executive officers (say on pay); (iii) an advisory vote on the frequency of holding subsequent advisory votes on the compensation of the Company’s named executive officers; and (iv) the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015.

Proposal 1

     Each of the four Class I directors nominated by the Company was elected for a three-year term with the following voting results:

Nominee	For	Withhold	Broker Non-Votes
Ralph Alexander	224,748,467	10,514,716	3,296,198
Wilson B. Handler	223,404,225	11,858,958	3,296,198
John J. Hannan	224,748,567	10,514,616	3,296,198
Michael S. Helfer	229,306,165	5,957,018	3,296,198

Proposal 2

     The proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers was approved with the following voting results:

For	Against	Abstain	Broker Non-Votes
234,899,969	345,862	17,352	3,296,198

Proposal 3

      The proposal on the frequency of future advisory votes on the compensation of the Company’s named executive officers received the following voting results:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
234,835,067	27,381	389,174	11,561	3,296,198

Proposal 4

     The proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015 was ratified with the following voting results:

For	Against	Abstain	Broker Non-Votes
238,484,682	65,010	9,689	-
In consideration of the stockholder vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers, the Company has decided to hold an advisory vote on executive compensation on an annual basis. Accordingly, the Company will include an advisory vote on the compensation of the Company’s named executive officers every year in its future proxy materials until the next stockholder vote on the frequency of such votes, which will be no later than the Company’s annual meeting of stockholders in 2021.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EP ENERGY CORPORATION

Date: May 11, 2015	By:	/s/ Marguerite N. Woung-Chapman
Marguerite N. Woung-Chapman
Senior Vice President and General Counsel